UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004
           ______________________________________


                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                       APRIL 22, 2003

                         VIACOM INC.
          ________________________________________

                 (Exact name of registrant as
                  specified in its charter)


            Delaware            1-9553        04-2949533
	---------------	      ------------    --------------
       (State or other        Commission      (IRS Employer
        jurisdiction          File Number      Identification
      of incorporation)                        	Number)


           1515 Broadway, New York, NY            10036
	-----------------------------------------------------
   (Address of principal executive offices)     (Zip Code)


	                     (212) 258-6000
	      -------------------------------------
     (Registrant's telephone number, including area code)

Item 5. Other Events
     	------------

      On April 22, 2003, Viacom Inc. ("Viacom" or the "Registrant") announced that it had agreed to acquire from AOL Time Warner Inc. ("AOL") the remaining 50% partnership interest of Comedy Partners, a New York general partnership ("Comedy Partners"), that it does not already own for $1.225 billion in cash. Comedy Partners, which operates the cable channel Comedy Central, is currently a joint venture between wholly-owned subsidiaries of Viacom and AOL.

      The acquisition is expected to close in the second quarter of 2003, and is subject to the expiration of antitrust waiting periods.

      A copy of the press release issued by Viacom dated
April 22, 2003 relating to the above-described transaction is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits
	---------------------------------

     (c) Exhibits

     Exhibit No.

     99 Press release issued by the Registrant dated April 22, 2003.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                           By:  /s/ Michael D. Fricklas
				---------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  April 22, 2003

                        EXHIBIT INDEX




99 Press release issued by the Registrant dated April 22, 2003.